UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2026

NexPoint Real Estate Finance, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-39210	84-2178264
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of principal executive offices, including zip code)

214-276-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NREF	New York Stock Exchange, NYSE Texas

8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2026, NexPoint Real Estate Finance Operating Partnership, L.P. (the “OP”), the operating partnership of NexPoint Real Estate Finance, Inc. (the “Company”), as administrative agent, sole lead arranger, sole bookrunner and lender, entered into a secured $20.0 million revolving credit agreement (the “Credit Agreement”) with VineBrook Homes Operating Partnership, L.P., as borrower (the “Borrower”), the operating partnership of VineBrook Homes Trust, Inc., an entity that is managed by an affiliate of NexPoint Real Estate Advisors VII, L.P., our external manager.

The Credit Agreement bears interest at 9.75% per annum and is secured by properties that subsidiaries of the Borrower acquire with the proceeds of the loan. The Credit Agreement matures on May 7, 2028, subject to two one-year extension options at the election of the Borrower, subject to customary conditions, including the payment of an extension fee equal to 0.50% of the aggregate revolving commitment. The Credit Agreement includes an origination fee at a rate of 1.00% of each advance, funded from the loan proceeds. The Borrower may request, subject to the approval of the OP, to increase the revolving commitment up to $30.0 million. Amounts owed under the Credit Agreement may be prepaid at any time without premium or penalty.

The Credit Agreement also contains representations and warranties, affirmative and negative covenants and events of default that the Company considers customary for an agreement of this type, including covenants setting a maximum debt to capital ratio, a minimum net asset value and a minimum net operating income level. If an event of default occurs, and is not cured after customary notice and cure periods, the OP may require the immediate repayment of all outstanding borrowings and accrued and unpaid interest thereon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Paul Richards
Name:	Paul Richards
Title:	Chief Financial Officer, Executive VP-Finance, Assistant Secretary and Treasurer

Date: May 13, 2026